UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22448

American Funds Tax-Exempt Fund of New York
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2012

Courtney R. Taylor
American Funds Tax-Exempt Fund of New York
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Funds Tax-Exempt Fund of New York®

[photo of New York state capitol building and performing arts center (The Egg) located at the Empire State Plaza in Albany, NY]
Annual report for the year ended July 31, 2012

American Funds Tax-Exempt Fund of New York seeks to provide a high level of current income exempt from regular federal, New York state and New York City income taxes. Its secondary objective is preservation of capital.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2012 (the most recent calendar quarter-end):

		Lifetime
Class A shares	1 year	(since 11/1/10)
Reflecting 3.75% maximum sales charge	6.75%	4.61%

The total annual fund operating expense ratio is 0.76% for Class A shares as of the prospectus dated October 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of August 31, 2012, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 2.06%. (For investors in the 43.25% federal, New York state and New York City tax bracket, this is equivalent to a taxable yield of 3.63%.) The fund’s distribution rate for Class A shares as of that date was 2.85%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 21.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. The fund is more susceptible to factors adversely affecting issuers of its state’s tax-exempt securities than a more widely diversified municipal bond fund. Income may be subject to federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

On the cover: New York state capitol building and performing arts center (The Egg) located at the Empire State Plaza in Albany, NY.

Fellow investors:

We are pleased to present you with the annual report for American Funds Tax-Exempt Fund of New York. This report covers the fund’s results for the 12 months ended July 31, 2012.

The fund’s first full fiscal year coincided with a period of unusual strength in the municipal bond market. Against this favorable backdrop, the fund produced a total return of 12.11%. That result exceeded the 11.32% gain of the Lipper New York Municipal Debt Funds Average, a peer group measure. The fund’s result also bested the 9.58% return of the unmanaged Barclays New York Municipal Index, which measures investment-grade tax-exempt bonds issued in New York. Results for the Barclays index do not reflect expenses.

An important component of the fund’s total return is income that is generally exempt from regular federal, New York state and New York City income taxes. For the year, the fund generated monthly dividends totaling about 32 cents a share, amounting to a tax-exempt income return of 3.26% for investors who reinvested dividends. To match this, an investor in the 43.25% combined effective federal, New York state and New York City tax bracket* would have had to earn 5.74% from a taxable investment. Investors who took dividends in cash recorded a slightly lower return.

While we are gratified by the fund’s exceptional returns for the past 12 months, we wish to point out that they are partly due to unusual circumstances in the bond market. We caution investors that it would be very difficult to repeat such a strong result on a consistent basis. That said, we take a long-term approach to investing and believe that through diligent credit research we can continue to provide steady income and add value for our investors over time.

*The combined federal, New York state and New York City tax rate noted above is an “effective” tax rate, reflecting the deductibility of state and local taxes on federal tax returns. The fund did not pay capital gain distributions.

[Begin Sidebar]
Results at a glance
For periods ended July 31, 2012, with all distributions reinvested

	Total	Average annual
	returns	total returns
	1 year	Lifetime
		(since 11/1/10)
American Funds Tax-Exempt Fund of New York
(Class A shares)	12.11%	7.88%

Lipper New York Municipal Debt Funds Average	11.32	6.26

Barclays New York Municipal Index†	9.58	6.13

† The index is unmanaged and, therefore, has no expenses.
[End Sidebar]

[photo of New York state capitol building and performing arts center (The Egg) located at the Empire State Plaza in Albany, NY]

[Begin Sidebar]
In this report

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Investment portfolio

9	Financial statements

23	Board of trustees and other officers
[End Sidebar]

[photo of pillars of a building]

Municipal market overview

The overall municipal bond market enjoyed a solid 12 months, aided by a number of factors including brisk demand, declining yields in the U.S. Treasury market and mild growth in the U.S. economy. Market sentiment experienced a reversal from fiscal 2011, when investors were focused on high-profile predictions of widespread municipal defaults.

While there have been a few notable municipal bankruptcies across the country over the past year — and local governments continue to face budget strains — they occurred on a much smaller scale than had been predicted and have had little impact on the broader tax-exempt bond market. We believe that these dislocations in the marketplace underscore the importance of investing in a bond fund that can offer investors access to the diversity of the New York municipal bond market.

The market rally extended throughout most of the fiscal year, aided in part by generally attractive municipal bond yields relative to U.S. Treasury securities and strong inflows of cash into municipal bond funds. Broadly speaking, revenue bonds — which support essential projects such as hospitals, toll roads and airports — produced better results than general obligation (G.O.) bonds. In the latter part of the year, returns for longer duration bonds and lower rated bonds exceeded those of shorter term and higher rated securities.

[Begin Sidebar]
Tax-exempt yields vs. taxable yields¹

Find your estimated 2012 taxable income below to determine your combined federal and New York state tax rate², then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund’s 2.85% tax-exempt distribution rate³ at July 31. For example, investors with a taxable income of $160,000 would need a taxable distribution rate of 4.24% to match the fund’s distribution rate.

		… then your combined	The fund’s tax-exempt
If your taxable income is …		federal and	distribution rate
		New York state	of 2.85% is equivalent
Single	Joint	tax rate is …	to a taxable rate of …
$0 — 8,000	$0 — 16,000	13.60%	3.30%
8,001 — 8,700	16,001 — 17,400	14.05	3.32
8,701 — 11,000	17,401 — 22,000	18.83	3.51
11,001 — 13,000	22,001 — 26,000	19.46	3.54
13,001 — 20,000	26,001 — 40,000	20.02	3.56
20,001 — 35,350	40,001 — 70,700	20.48	3.58
35,351 — 75,000	70,701 — 142,700	29.84	4.06
75,001 — 85,650	N/A	29.99	4.07
N/A	142,701 — 150,000	32.64	4.23
85,651 — 178,650	150,001 — 217,450	32.79	4.24
178,651 — 200,000	217,451 — 300,000	37.46	4.56
200,001 — 388,350	300,001 — 388,350	37.59	4.57
388,351 — 1,000,000	388,351 — 2,000,000	39.45	4.71
Over 1,000,000	Over 2,000,000	40.73	4.81

¹Income generated by the fund’s investments is also generally exempt from New York City taxes, offering additional tax advantages to New York City residents.

²Based on 2012 federal and New York state tax rates. (State rates from 4.00% to 8.82% are individually calculated for each bracket. The federal brackets are expanded to include additional state brackets.) The effective combined tax rates assume full deductibility of state taxes.

³The distribution rate is based on dividends paid over the last 12 months divided by the maximum offering price as of July 31, 2012. Capital gain distributions, if any, are added back at the maximum offering price to determine the rate.

[End Sidebar]

[photo of a park]

Conditions in New York

In New York, the state unemployment rate was 9.1% in July, above the national average of 8.3%, according to the U.S. Bureau of Labor Statistics. The New York City unemployment rate stood at 10.0%.

Lawmakers in Albany took a number of steps to help shore up the state’s finances. In December, state lawmakers approved a revised income tax code that reduced the income tax rate for millions of state residents but also created a new tax bracket for the highest earning residents. The changes were expected to generate about $2 billion in additional revenue and help reduce the state’s budget gap. In late March, lawmakers approved a $132.6 billion budget for fiscal 2013 that built on a framework established in the 2012 budget to cap growth in school aid and the state portion of Medicaid funding. Because many of the recent budget initiatives have ongoing benefits, for the fiscal year beginning April 1, 2013, the state is now facing a budget deficit of $1 billion — a much smaller shortfall than it has faced in recent years.

As has been the case nationwide, the financial picture for many of New York’s county and local governments remains cloudy. Many municipal governments face soaring pension and retiree health care costs even as tax revenues have come under pressure. In the past year, a number of New York’s municipal governments — including Utica, Rockland, Suffolk and St. Lawrence counties — have received multi-level credit rating downgrades from credit rating agencies. Due to these pressures, the fund’s portfolio counselors and analysts have been cautious in their approach to the local sector, particularly with municipal governments that have limited resources or wherewithal to address these challenges.

A look at the portfolio

The unusually high level of volatility in the months following the November 2010 launch of American Funds Tax-Exempt Fund of New York provided an excellent environment for the investment professionals who manage the fund to build a broadly diversified portfolio. Revenue bonds —securities supported by revenue streams generated by specific local enterprises such as toll roads and hospitals — represent a key area of focus for the fund where we believe our strong fundamental credit research can most benefit investors.

At the close of the fiscal year, revenue bonds represented more than 83.0% of fund holdings, with the heaviest concentrations in issues supporting colleges and universities (18.1%) and hospital facilities (10.8%). We have maintained a cautious view of G.O. bonds issued by county and local governments, which is reflected in our relatively light exposure to local G.O.s (6.4%) at the end of the period. The fund’s strong return was supported by positive contributions from virtually every sector of the New York market. Holdings of longer duration bonds and lower rated bonds also helped in a period when returns for both types of securities generally exceeded the broader market.

Going forward

The state and national economies continue to improve, but a number of challenges remain, particularly for county and city governments. We will continue our efforts to seek a balance between risk and reward in our investments through intensive credit research and careful consideration of economic conditions at the regional and local levels. While the fund is still relatively young, the investment professionals who help manage it have many years of experience in the New York municipal bond market.

We would like to take this opportunity to welcome the new investors who joined us over the past year. We take our role as stewards of your capital very seriously and are grateful for the confidence you have placed in us. We thank you for your support and look forward to discussing the fund’s results again in six months.

Cordially,

/s/ Karl J. Zeile

Karl J. Zeile
President

September 12, 2012

The value of a $10,000 investment

How a $10,000 investment has fared (for the period November 1, 2010, to July 31, 2012, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin pie chart]
	The fund at net asset value	The fund at maximum offering price	Barclays New York Municipal Index3	Lipper New York Municipal Debt Funds Average2
Month ended

11/1/10	$10,000	$9,625	$10,000	$10,000
11/30/10	$9,787	$9,419	$9,815	$9,739
12/31/10	$9,661	$9,298	$9,646	$9,528
1/31/11	$9,580	$9,221	$9,578	$9,407
2/28/11	$9,745	$9,380	$9,712	$9,542
3/31/11	$9,720	$9,355	$9,693	$9,500
4/30/11	$9,886	$9,515	$9,861	$9,672
5/31/11	$10,065	$9,687	$10,015	$9,855
6/30/11	$10,093	$9,714	$10,039	$9,908
7/31/11	$10,183	$9,801	$10,125	$9,994
8/31/11	$10,344	$9,956	$10,304	$10,129
9/30/11	$10,496	$10,102	$10,390	$10,278
10/31/11	$10,432	$10,040	$10,354	$10,236
11/30/11	$10,481	$10,088	$10,408	$10,259
12/31/11	$10,716	$10,314	$10,590	$10,458
1/31/12	$11,024	$10,610	$10,807	$10,756
2/29/12	$11,041	$10,627	$10,812	$10,774
3/31/12	$10,944	$10,533	$10,743	$10,708
4/30/12	$11,082	$10,666	$10,854	$10,827
5/31/12	$11,212	$10,791	$10,938	$10,934
6/30/12	$11,197	$10,777	$10,931	$10,927
7/31/12	$11,416	$10,987	$11,095	$11,119
[end pie chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2Results of the Lipper New York Municipal Debt Funds Average do not reflect any sales charges.
3The index is unmanaged and, therefore, has no expenses.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended July 31, 2012)*
		Lifetime
	1 year	(since 11/1/10)

Class A shares	7.89%	5.54%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Visit americanfunds.com for more information.

Investment portfolio   July 31, 2012

[begin pie chart]
Quality ratings*

Aaa/AAA	6.0%
Aa/AA	36.4
A/A	38.3
Baa/BBB	11.4
Ba/BB	2.0
Unrated	1.4
Short-term securities & other assets less liabilities	4.5

*Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund's investment policies. Securities in the "unrated" category (at left) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund's investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

[end pie chart]

	Principal		Percent
	amount	Value	of net
Bonds & notes - 95.48%	(000)	(000)	assets
New York - 88.48%
State issuers - 49.24%
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Obligated Group, Rev. Bonds, Series 2009-C, 5.00% 2039	$1,000	$1,093
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Obligated Group, Rev. Ref. Bonds, Series 2011-A, 5.00% 2032	1,500	1,683	2.16%
Dormitory Auth., Columbia University Rev. Ref. Bonds, Series 2012-A, 5.00% 2022	1,000	1,313	1.02
Dormitory Auth., Consolidated Service Contract Rev. Ref. Bonds, Series 2010, 5.00% 2020	500	614
Dormitory Auth., Lease Rev. Ref. Bonds (State University Educational Facs. Issue), Series 2003, XLCA insured, 5.25% 2032 (put 2013)	1,000	1,044
Dormitory Auth., School Districts Rev. Bond Fncg. Program Rev. Ref. Bonds, Series 2011-A, 5.00% 2024	1,000	1,194	2.22
Dormitory Auth., Fordham University Rev. Bonds, Series 2011-A, 5.50% 2036	1,000	1,164	.90
Dormitory Auth., Lease Rev. Bonds (State University Dormitory Facs. Issue), Series 2010-A, 5.00% 2035	1,000	1,141
Dormitory Auth., Lease Rev. Bonds (State University Dormitory Facs. Issue), Series 2011-A, 5.00% 2041	1,000	1,137
Dormitory Auth., Third General Resolution Rev. Ref. Bonds (State University Educational Facs. Issue), Series 2012-A, 5.00% 2020	1,000	1,237
Dormitory Auth., Third General Resolution Rev. Ref. Bonds (State University Educational Facs. Issue), Series 2012-A, 5.00% 2030	1,000	1,186	3.65
Dormitory Auth., Mount Sinai School of Medicine of New York University, Rev. Ref. Bonds, Series 2010-A, 5.00% 2021	1,000	1,181	.92
Dormitory Auth., New School Rev. Bonds, Series 2010, 5.25% 2021	500	601
Dormitory Auth., New School Rev. Bonds, Series 2010, 5.50% 2040	500	572	.91
Dormitory Auth., NYU Hospitals Center Rev. Bonds, Series 2011-A, 6.00% 2040	1,000	1,177	.91
Dormitory Auth., Orange Regional Medical Center Obligated Group Rev. Bonds, Series 2008, 6.25% 2037	1,000	1,101	.86
Dormitory Auth., Rochester General Hospital Insured Rev. Bonds, Series 2005, RADIAN insured, 5.00% 2015	720	790	.61
Dormitory Auth., Skidmore College, Rev. Bonds, Series 2011-A, 5.50% 2041	1,420	1,660	1.29
Dormitory Auth., St. John's University Rev. Ref. Bonds, Series 2012-A, 5.00% 2027	1,000	1,185	.92
Dormitory Auth., State Personal Income Tax Rev. Bonds (General Purpose), Series 2011-A, 5.00% 2018	1,000	1,213	.94
Energy Research and Dev. Auth., Facs. Rev. Ref. Bonds (Consolidated Edison Co. of New York, Inc. Project), Series 2010-A, AMT, 1.45% 2036 (put 2012)	1,000	1,003	.78
Energy Research and Dev. Auth., Pollution Control Rev. Ref. Bonds (Electric & Gas Corp. Project), Series 1994-C, 3.00% 2029 (put 2013)	1,000	1,013	.79
Environmental Facs. Corp., Solid Waste Disposal Rev. Ref. Bonds (Waste Management, Inc. Project), Series 2012, AMT, 0.70% 2030 (put 2012) (1)	1,000	1,000	.78
Hudson Yards Infrastructure Corp., Rev. Bonds, Fiscal 2007 Series A, 5.00% 2047	1,000	1,056
Hudson Yards Infrastructure Corp., Rev. Bonds, Fiscal 2012 Series A, 5.25% 2047	1,000	1,125
Hudson Yards Infrastructure Corp., Rev. Bonds, Fiscal 2012 Series A, 5.75% 2047	1,000	1,174	2.61
Liberty Dev. Corp., Liberty Rev. Ref. Bonds (4 World Trade Center Project), Series 2011, 5.00% 2031	1,500	1,721	1.34
Liberty Dev. Corp., Liberty Rev. Ref. Bonds (Bank of America Tower at One Bryant Park Project), Series 2010, 6.375% 2049	1,000	1,143	.89
Liberty Dev. Corp., Rev. Bonds (Goldman Sachs Headquarters Issue), Series 2005, 5.25% 2035	1,000	1,159	.90
New York Liberty Dev. Corp., Liberty Rev. Ref. Bonds (7 World Trade Center Project), Series 2012, 5.00% 2043	1,000	1,106	.86
Metropolitan Transportation Auth., Dedicated Tax Fund Bonds, Series 2004-C, AMBAC insured, 5.50% 2017	1,000	1,239
Metropolitan Transportation Auth., Dedicated Tax Fund Rev. Ref. Bonds, Series 2002-B-3D, 1.15% 2020 (1)	2,000	1,999	2.52
Metropolitan Transportation Auth., Transportation Rev. Bonds, Series 2011-D, 5.00% 2036	1,000	1,123
Metropolitan Transportation Auth., Transportation Rev. Bonds, Series 2012-C, 5.00% 2027	1,000	1,186
Metropolitan Transportation Auth., Transportation Rev. Bonds, Series 2012-E, 5.00% 2042	1,000	1,126
Metropolitan Transportation Auth., Transportation Rev. Ref. Bonds, Series 2010-D, 5.00% 2017	1,000	1,193	3.60
Mortgage Agcy., Mortgage Rev. Bonds, Series 46, 5.00% 2029	480	516
Mortgage Agcy., Mortgage Rev. Ref. Bonds, Series 45, 4.50% 2029	950	1,021	1.19
Port Auth., Consolidated Bonds, Series 147, AMT, FGIC-National insured, 5.00% 2021	1,000	1,135
Port Auth., Consolidated Bonds, Series 166, 5.00% 2031	1,000	1,176
Port Auth., Consolidated Rev. Ref. Bonds, Series 136, AMT, National insured, 5.00% 2021	500	538
Port Auth., Consolidated Rev. Ref. Bonds, Series 167, AMT, 5.00% 2025	1,000	1,164
Port Auth., Consolidated Rev. Ref. Bonds, Series 172, AMT, 5.00% 2034	1,000	1,132	4.00
Port Auth., Special Project Bonds (JFK International Air Terminal LLC Project), Series 8, 5.00% 2020	1,000	1,110	.86
Power Auth. of the State of New York, Rev. Ref. Bonds, Series 2011-A, 5.00% 2038	1,500	1,745	1.36
Thruway Auth., General Rev. Bonds, Series I, 5.00% 2042	1,000	1,129	.88
Thruway Auth., Local Highway and Bridge Service Contract Rev. Ref. Bonds, Series 2009, 5.00% 2020	1,000	1,226	.95
Thruway Auth., Second General Highway and Bridge Trust Fund Bonds, Series 2010-A, 5.00% 2015	750	839
Thruway Auth., Second General Highway and Bridge Trust Fund Rev. Ref. Bonds, Series 2008-B, 5.00% 2015	500	559
Thruway Auth., Second General Highway and Bridge Trust Fund Rev. Ref. Bonds, Series 2012-A, 5.00% 2022	1,000	1,268	2.07
Tobacco Settlement Fin. Corp., Rev. Ref. Bonds (State Contingency Contract Secured), Series 2011-B, 5.00% 2018	1,000	1,205	.94
Triborough Bridge and Tunnel Auth. (MTA Bridges and Tunnels), General Rev. Bonds, Series 2008-A, 5.00% 2020	1,000	1,193
Triborough Bridge and Tunnel Auth. (MTA Bridges and Tunnels), General Rev. Bonds, Series 2010-A-1, 5.00% 2019	1,000	1,237	1.89
Troy Industrial Dev. Auth., Civic Fac. Rev. Bonds (Rensselaer Polytechnic Institute Project), Series 2011-E, 5.00% 2031	1,000	1,124	.87
Urban Dev. Corp., Service Contract Rev. Ref. Bonds, Series 2010-A-2, 5.00% 2020	1,000	1,222	.95
Urban Dev. Corp., State Personal Income Tax Rev. Bonds (State Facs. and Equipment), Series 2009-B-1, 5.25% 2038	1,000	1,160	.90
		63,351	49.24

City & county issuers - 39.24%
City of Albany Capital Resource Corp., Rev. Bonds (St. Peter's Hospital of the City of Albany Project), Series 2011, 6.25% 2038	1,000	1,189
City of Albany Industrial Dev. Agcy., Civic Fac. Rev. Ref. Bonds (St. Peter's Hospital of the City of Albany Project), Series 2008-A, 5.25% 2027	500	544	1.35
Buffalo and Erie County Industrial Land Dev. Corp., Rev. Bonds (Buffalo State College Foundation Housing Corp. Project), Series 2011-A, 5.375% 2041	1,400	1,607	1.25
Build NYC Resource Corp., Parking Fac. Rev. Bonds (Royal Charter Properties, Inc. - The New York and Presbyterian Hospital Leasehold Project), Series 2012, Assured Guaranty Municipal insured, 4.75% 2032	1,000	1,059	.82
County of Chautauqua Industrial Dev. Agcy., Exempt Fac. Rev. Bonds (NRG Dunkirk Power Project), Series 2009, 5.875% 2042	1,000	1,126	.87
Dutchess County Local Dev. Corp., Rev. Ref. Bonds (Health Quest Systems, Inc. Project), Series 2010, 5.75% 2030	500	590
Dutchess County Local Dev. Corp., Rev. Ref. Bonds (Health Quest Systems, Inc. Project), Series 2010, 5.75% 2040	1,000	1,160	1.36
Erie County Industrial Dev. Agcy., School Fac. Rev. Bonds (City School Dist. of the City of Buffalo Project), Series 2011-A, 5.25% 2025	1,000	1,208
Erie County Industrial Dev. Agcy., School Fac. Rev. Ref. Bonds (City School Dist. of the City of Buffalo Project), Series 2012-A, 5.00% 2021	1,000	1,223	1.89
Essex County Industrial Dev. Agcy., Solid Waste Disposal Rev. Bonds, Series 2004-A, AMT, 5.20% 2028	500	510
Essex County Industrial Dev. Agcy., Solid Waste Disposal Rev. Ref. Bonds, Series 2005-A, AMT, 5.20% 2023	750	775	1.00
Town of Hempstead Local Dev. Corp., Rev. Bonds (Hofstra University Project), Series 2011, 5.00% 2027	1,300	1,481
Town of Hempstead Local Dev. Corp., Rev. Bonds (Hofstra University Project), Series 2011, 5.00% 2041	1,600	1,757	2.52
Long Island Power Auth., Electric System General Rev. Bonds, Series 2011-A, 5.00% 2038	1,000	1,109
Long Island Power Auth., Electric System General Rev. Ref. Bonds, Series 2003-B, 5.25% 2014	1,000	1,105
Long Island Power Auth., Electric System General Rev. Ref. Bonds, Series 2009-A, 5.50% 2024	1,055	1,274
Long Island Power Auth., Electric System General Rev. Ref. Bonds, Series 2009-A, 5.75% 2039	500	584	3.16
County of Monroe Industrial Dev. Agcy., School Fac. Rev. Bonds (Rochester Schools Modernization Project), Series 2012-A, 5.00% 2021	1,000	1,217	.95
Monroe County, Industrial Dev. Corp. Rev. Ref. Bonds (University of Rochester Project), Series 2011-A, 5.00% 2041	1,000	1,121	.87
City of New York, G.O. Bonds, Fiscal 2008 Series L-1, 5.00% 2023	1,000	1,172
City of New York, G.O. Bonds, Fiscal 2010 Series E, 5.00% 2025	1,000	1,190
City of New York, G.O. Bonds, Fiscal 2011 Series A-1, 5.00% 2019	1,000	1,231
City of New York, G.O. Bonds, Fiscal 2011 Series B, 5.00% 2019	925	1,139
City of New York, G.O. Bonds, Fiscal 2012 Series I, 5.00% 2029	1,000	1,205	4.61
New York City Housing Dev. Corp., Residential Rev. Bonds (College of Staten Island Residences), Series 2012-A, Assured Guaranty Municipal insured, 4.10% 2042	1,000	1,037	.81
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (American Airlines, Inc. John F. Kennedy International Airport Project), Series 2005, AMT, 7.625% 2025 (2)	1,000	1,056	.82
New York City Industrial Dev. Agcy., Special Fac. Rev. Ref. Bonds (Terminal One Group Assn., LP Project), Series 2005, AMT, 5.00% 2013	1,000	1,014	.79
New York City Municipal Water Fin. Auth., Water and Sewer System Second General Resolution Rev. Ref. Bonds, Fiscal 2011 Series EE, 5.375% 2043	1,000	1,178	.92
New York City Transitional Fin. Auth., Building Aid Rev. Bonds, Fiscal 2007 Series S-2, Assured Guaranty Municipal insured, 5.00% 2017	570	669
New York City Transitional Fin. Auth., Building Aid Rev. Bonds, Fiscal 2012 Series S-1-A, 5.00% 2032	1,000	1,155
New York City Transitional Fin. Auth., Building Aid Rev. Bonds, Fiscal 2013 Series S-1, 5.00% 2033	1,000	1,167	2.32
New York City Transitional Fin. Auth., Future Tax Secured Bonds, Fiscal 2011 Series C, 5.25% 2025	1,000	1,227
New York City Transitional Fin. Auth., Future Tax Secured Rev. Ref. Bonds, Fiscal 2010 Series D, 5.00% 2023	1,000	1,209	1.89
New York City, Health and Hospitals Corp., Health System Rev. Ref. Bonds, Series 2010-A, 5.00% 2019	500	594
New York City, Health and Hospitals Corp., Health System Rev. Ref. Bonds, Series 2010-A, 5.00% 2021	540	640
New York City, Health and Hospitals Corp., Health System Rev. Ref. Bonds, Series 2010-A, 5.00% 2025	500	571	1.40
Trust for Cultural Resources of the City of New York, Rev. Bonds (Juilliard School), Series 2009-B, 1.35% 2036 (put 2017)	1,500	1,506	1.17
Niagara Area Dev. Corp., Tax-Exempt Rev. Ref. Bonds (Niagara University Project), Series 2012-A, 5.00% 2035	670	733	.57
Niagara County Industrial Dev. Agcy., Solid Waste Disposal Fac. Rev. Ref. Bonds (American Ref-Fuel Co. of Niagara, L.P. Fac.), Series 2001-D, 5.55% 2024 (put 2015)	1,000	1,014	.79
Suffolk County Econ. Dev. Corp., Rev. Ref. Bonds (Catholic Health Services of Long Island Obligated Group Project), Series 2011, 5.00% 2028	1,000	1,142	.89
Suffolk County Econ. Dev. Corp., Rev. Ref. Bonds (Peconic Landing at Southold, Inc. Project), Series 2010, 5.875% 2030	1,000	1,119	.87
Suffolk County Industrial Dev. Agcy., Industrial Dev. Rev. Bonds (KeySpan-Port Jefferson Energy Center, LLC Project), Series 2003-A, AMT, 5.25% 2027	1,000	1,031	.80
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed Rev. Ref. Bonds, Series 2012-B, 5.00% 2032	750	796
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed Rev. Ref. Bonds, Series 2012-B, 5.25% 2037	600	640	1.12
TSASC, Inc., Tobacco Settlement Asset-Backed Rev. Ref. Bonds, Series 2006-1, 5.125% 2042	2,100	1,521	1.18
Westchester County Health Care Corp., Rev. Bonds, Series 2010-B, 6.00% 2030	1,000	1,192
Westchester County Health Care Corp., Rev. Bonds, Series 2011-A, 5.125% 2041	500	549	1.35
City of Yonkers, G.O. Bonds, Series 2011-A, 5.00% 2019	1,000	1,159	.90
		50,495	39.24

Guam - 2.14%
Government of Guam, Business Privilege Tax Bonds, Series 2011-A, 5.00% 2031	1,200	1,350
Government of Guam, Business Privilege Tax Bonds, Series 2012-B-1, 5.00% 2037	750	829	1.69
Government of Guam, Hotel Occupancy Tax Rev. Ref. Bonds, Series 2011-A, 6.125% 2031	500	580	.45
		2,759	2.14

Puerto Rico - 4.40%
Aqueduct and Sewer Auth., Rev. Ref. Bonds, Series 2012-A, 5.25% 2042	1,000	1,025	.80
Industrial, Tourist, Educational, Medical and Environmental Control Facs. Fncg. Auth., Higher Education Rev. and Rev. Ref. Bonds (Inter American University of Puerto Rico Project), Series 2012, 5.00% 2031	500	553	.43
Industrial, Tourist, Educational, Medical and Environmental Control Facs. Fncg. Auth., Hospital Rev. Ref. Bonds (Hospital Auxilio Mutuo Obligated Group Project), Series 2011-A, 6.00% 2033	1,500	1,706	1.33
Public Fin. Corp., Commonwealth Appropriation Rev. Ref. Bonds, Series 2011-B, 5.50% 2031	1,000	1,095	.85
Sales Tax Fncg. Corp., Sales Tax Rev. Ref. Bonds, Series 2007-A, National insured, 0% 2043	1,000	184
Sales Tax Fncg. Corp., Sales Tax Rev. Ref. Bonds, Series 2011-C, 5.00% 2040	1,000	1,093	.99
		5,656	4.40

Virgin Islands - 0.46%
Public Fin. Auth., Rev. Bonds (Matching Fund Loan Note - Diageo Project), Series 2009-A, 6.625% 2029	500	589	.46

Total bonds & notes (cost: $113,504,000)		122,850	95.48

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.46%	(000)		assets

Dormitory Auth., Oxford University Press Rev. Bonds, Series 1993, Barclays Bank PLC LOC, 0.16% 2023 (1)	$1,100	$1,100	.85
City of Syracuse, Industrial Dev. Agcy., Civic Fac. Rev. Bonds (Syracuse University Project), Series 2008-A-2, JPMorgan Chase LOC, 0.14% 2037 (1)	490	490	.38
City of New York, G.O. Bonds, Fiscal 1994 Series E, Subseries E-4, BNP Paribas LOC, 0.16% 2022 (1)	2,300	2,300	1.79
New York City, Transitional Fin. Auth., New York City Recovery Bonds, Fiscal Series 2003-1, Subseries 1-C, 0.17% 2022 (1)	1,200	1,200	.93
Triborough Bridge and Tunnel Auth. (MTA Bridges and Tunnels), General Rev. Bonds, Series 2003-B-3, U.S. Bank LOC, 0.13% 2033 (1)	1,000	1,000	.78
Dormitory Auth., University of Rochester Rev. Bonds, Series 2003-A, JPMorgan Chase LOC, 0.14% 2031 (1)	940	940	.73

Total short-term securities (cost: $7,030,000)		7,030	5.46

Total investment securities (cost: $120,534,000)		129,880	100.94
Other assets less liabilities		(1,214)	(.94)

Net assets		$128,666	100.00%

(1) Coupon rate may change periodically. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
(2) Scheduled interest and/or principal payment was not received.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
LOC = Letter of Credit
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at July 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value (cost: $120,534)			$129,880
Cash			109
Receivables for:
Sales of fund's shares	$433
Interest	1,229		1,662
			131,651
Liabilities:
Payables for:
Purchases of investments	2,710
Repurchases of fund's shares	26
Dividends on fund's shares	155
Investment advisory services	38
Services provided by related parties	56
Trustees' deferred compensation	-	*
Other	-	*	2,985
Net assets at July 31, 2012			$128,666

Net assets consist of:
Capital paid in on shares of beneficial interest			$119,567
Undistributed net investment income			11
Accumulated net realized loss			(258)
Net unrealized appreciation			9,346
Net assets at July 31, 2012			$128,666

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (11,860 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$106,145	9,784	$10.85
Class B	271	25	10.85
Class C	6,875	634	10.85
Class F-1	2,392	220	10.85
Class F-2	12,983	1,197	10.85

*Amount less than one thousand.

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2012	(dollars in thousands)

Investment income:
Income:
Interest			$3,702

Fees and expenses*:
Investment advisory services	376
Distribution services	207
Transfer agent services	14
Administrative services	12
Reports to shareholders	14
Registration statement and prospectus	81
Trustees' compensation	1
Auditing and legal	62
Custodian	-	†
Other	25
Total fees and expenses before reimbursement	792
Less reimbursement of fees and expenses	122
Total fees and expenses after reimbursement			670
Net investment income			3,032

Net realized gain and unrealized appreciation on investments:
Net realized gain on investments			231
Net unrealized appreciation on investments			7,943
Net realized gain and unrealized appreciation on investments			8,174
Net increase in net assets resulting
from operations			$11,206

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†Amount less than one thousand.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)

			For the period
	Year ended		November 1, 2010*
	July 31, 2012		to July 31, 2011
Operations:
Net investment income	$3,032		$1,177
Net realized gain (loss) on investments	231		(483)
Net unrealized appreciation on investments	7,943		1,403
Net increase in net assets resulting from operations	11,206		2,097

Dividends paid or accrued to shareholders from net investment income	(3,027)		(1,177)

Net capital share transactions	52,001		67,566

Total increase in net assets	60,180		68,486

Net assets:
Beginning of period	68,486		-
End of period (including undistributed
net investment income of $11 and distributions in excess of net investment income of less than $1)	$128,666		$68,486

*Commencement of operations.

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American Funds Tax-Exempt Fund of New York (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a high level of current income exempt from regular federal, New York state and New York City income taxes. Its secondary objective is preservation of capital.

The fund has five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2). Some share classes are only available to limited categories of investors. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B converts to Class A after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Classes F-1 and F-2	None	None	None
*Class B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data. For certain distressed securities, valuations may include cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts.

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

 Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At July 31, 2012, all of the fund’s investment securities were classified as Level 2.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Risks of investing in municipal bonds of issuers within the state of New York —Because the fund invests primarily in securities of issuers within the state of New York, the fund is more susceptible to factors adversely affecting issuers of New York securities than a comparable municipal bond mutual fund that does not concentrate in a single state. For example, such factors may include political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial or economic difficulties, and changes in the credit ratings assigned to New York’s municipal issuers. New York’s economy and finances may be especially vulnerable to changes in the performance of the financial services sector, which historically has been volatile. More detailed information about the risks of investing in New York municipal securities is contained in the fund’s statement of additional information.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in similar municipal bonds— Investing significantly in municipal obligations of issuers in the same state or backed by revenues of similar types of projects or industries may make the fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the fund’s share price may increase.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net income and net capital gains each year. The fund is not subject to income taxes to the extent taxable income and net capital gains are distributed. Generally, income earned by the fund is exempt from federal income taxes; however, the fund may earn taxable income from certain investments.

As of and during the period ended July 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2010, the year the fund commenced operations.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; net capital losses; and amortization of discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2012, the fund reclassified $6,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of July 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed tax-exempt income	$154
Capital loss carryforward*	(258)
Gross unrealized appreciation on investment securities	9,370
Gross unrealized depreciation on investment securities	(12)
Net unrealized appreciation on investment securities	9,358
Cost of investment securities	120,522

*The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-exempt income distributions paid or accrued to shareholders were as follows (dollars in thousands):

Share class	Year ended July 31, 2012	For the period November 1, 2010* to July 31, 2011
Class A	$2,614	$1,120
Class B	5		-†
Class C	98	17
Class F-1	47	13
Class F-2	263	27
Total	$3,027	$1,177

*Commencement of operations.
†Amount less than one thousand.

6.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.18% on such assets in excess of $1 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $3,333,333 of the fund's monthly gross income and 2.50% on such income in excess of $3,333,333. For the year ended July 31, 2012, the investment advisory services fee was $376,000, which was equivalent to an annualized rate of 0.375% of average daily net assets.

CRMC has agreed to reimburse a portion of the fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the year ended July 31, 2012, the total fees and expenses reimbursed by CRMC were $122,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Class F-2 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.15% is not exceeded. As of July 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class B	1.00	1.00
Class C	1.00	1.00
Class F-1	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period August 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C and F shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C and F shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended July 31, 2012, the total transfer agent services fee paid under these agreements was $14,000, of which $13,000 was paid by the fund to AFS and $1,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C and F shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period August 1, 2011, through December 31, 2011, the agreement applied only to Class C and F shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C and F shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended July 31, 2012, total fees paid to CRMC for performing administrative services were $12,000.

Class-specific expenses under the agreements described on the previous page for the year ended July 31, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services
Class A	$156	$8		$5
Class B	2	-	*	Not applicable
Class C	45	1		2
Class F-1	4	1		1
Class F-2	Not applicable	4		4
Total class-specific expenses	$207	$14		$12

*Amount less than one thousand.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes the current fees (either paid in cash or deferred) and the net increase in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2012
Class A	$45,107	4,328	$978	93	$(9,125)	(869)	$36,960	3,552
Class B	324	31	5	1	(197)	(19)	132	13
Class C	5,355	513	90	9	(1,040)	(99)	4,405	423
Class F-1	1,471	141	31	3	(112)	(11)	1,390	133
Class F-2	11,427	1,098	234	22	(2,547)	(240)	9,114	880
Total net increase (decrease)	$63,684	6,111	$1,338	128	$(13,021)	(1,238)	$52,001	5,001

For the period November 1, 2010(2) to July 31, 2011
Class A	$61,882	6,280	$145	15	$(618)	(63)	$61,409	6,232
Class B	142	14	_(3)	_(3)	(24)	(2)	118	12
Class C	2,194	226	15	2	(168)	(17)	2,041	211
Class F-1	1,124	114	3	_(3)	(268)	(27)	859	87
Class F-2	3,170	320	16	2	(47)	(5)	3,139	317
Total net increase (decrease)	$68,512	6,954	$179	19	$(1,125)	(114)	$67,566	6,859

(1)Includes exchanges between share classes of the fund.
(2)Commencement of operations.
(3)Amount less than one thousand.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $63,985,000 and $14,196,000, respectively, during the year ended July 31, 2012.

9.	Ownership concentration

At July 31, 2012, CRMC held aggregate ownership of the fund’s outstanding shares of 42%. The ownership represents the seed money invested in the fund when it began operations on November 1, 2010.

Financial highlights

		Income from investment operations(1)
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements(3)		Ratio of net income to average net assets(3)
Class A:
Year ended 7/31/2012	$9.98	$.32	$.87	$1.19	$(.32)	$10.85	12.11%	$106,145	.76%		.63%		3.06%
Period from 11/1/2010(4) to 7/31/2011(5)	10.00	.21	(.03)	.18	(.20)	9.98	1.83	62,229	.97	(6)	.67	(6)	2.82	(6)
Class B:
Year ended 7/31/2012	9.98	.23	.87	1.10	(.23)	10.85	11.18	271	1.59		1.45		2.24
Period from 11/1/2010(4) to 7/31/2011(5)	10.00	.15	(.03)	.12	(.14)	9.98	1.24	120	1.76	(6)	1.48	(6)	2.21	(6)
Class C:
Year ended 7/31/2012	9.98	.23	.87	1.10	(.23)	10.85	11.12	6,875	1.62		1.50		2.17
Period from 11/1/2010(4) to 7/31/2011(5)	10.00	.15	(.03)	.12	(.14)	9.98	1.26	2,103	1.75	(6)	1.55	(6)	2.27	(6)
Class F-1:
Year ended 7/31/2012	9.98	.31	.87	1.18	(.31)	10.85	11.95	2,392	.86		.74		2.94
Period from 11/1/2010(4) to 7/31/2011(5)	10.00	.20	(.03)	.17	(.19)	9.98	1.76	872	1.03	(6)	.78	(6)	2.71	(6)
Class F-2:
Year ended 7/31/2012	9.98	.33	.87	1.20	(.33)	10.85	12.21	12,983	.63		.53		3.13
Period from 11/1/2010(4) to 7/31/2011(5)	10.00	.22	(.03)	.19	(.21)	9.98	1.92	3,162	.70	(6)	.55	(6)	3.08	(6)

	Year ended July 31, 2012	For the period 11/1/2010(4) to 7/31/2011(5)
Portfolio turnover rate for all share classes	15%	16%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements from CRMC. During the periods shown, CRMC reimbursed other fees and expenses.
(4)Commencement of operations.
(5)Based on operations for the period shown and, accordingly, is not representative of a full year.
(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Tax-Exempt Fund of New York

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds Tax-Exempt Fund of New York (the "Fund") at July 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 1, 2010 (commencement of operations) through July 31, 2011, in conformity with accounting principles generally accepted in the United States of America.These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
September 12, 2012

Expense example
            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (February 1, 2012, through July 31, 2012).

Actual expenses:
The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, Class F-1 and F-2 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2/1/2012	Ending account value 7/31/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,035.55	$3.64	.72%
Class A -- assumed 5% return	1,000.00	1,021.28	3.62	.72
Class B -- actual return	1,000.00	1,031.87	7.27	1.44
Class B -- assumed 5% return	1,000.00	1,017.70	7.22	1.44
Class C -- actual return	1,000.00	1,031.54	7.58	1.50
Class C -- assumed 5% return	1,000.00	1,017.40	7.52	1.50
Class F-1 -- actual return	1,000.00	1,035.55	3.64	.72
Class F-1 -- assumed 5% return	1,000.00	1,021.28	3.62	.72
Class F-2 -- actual return	1,000.00	1,036.53	2.73	.54
Class F-2 -- assumed 5% return	1,000.00	1,022.18	2.72	.54

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Other share class results
unaudited

Classes B, C and F

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended June 30, 2012
(the most recent calendar quarter-end):	1 year	Life of class

Class B shares* — first sold 11/1/10
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	5.02%	3.86%
Not reflecting CDSC	10.02	6.19

Class C shares — first sold 11/1/10
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	8.97	6.18
Not reflecting CDSC	9.97	6.18

Class F-1 shares† — first sold 11/1/10
Not reflecting annual asset-based fee charged
by sponsoring firm	10.79	6.93

Class F-2 shares† — first sold 11/1/10
Not reflecting annual asset-based fee charged
by sponsoring firm	11.05	7.17

*These shares are not available for purchase.
†These shares are sold without any initial or contingent deferred sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Tax information
                                                                      unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended July 31, 2012:

Exempt interest dividends	100%

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through March 31, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing a high level of current income exempt from regular federal, New York state and New York City income taxes. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

William H. Baribault, 67	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

James G. Ellis, 65	2010	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Leonard R. Fuller, 66	2010	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 67	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 66	2010	Private investor
Chairman of the Board
(Independent and Non-Executive)

Merit E. Janow, 54	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 57	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Frank M. Sanchez, 68	2010	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 54	2010	President and CEO, Margaret Spellings & Company
		(public policy and strategic consulting); President,
		U.S. Forum for Policy Innovation and Senior Advisor
		to the President and CEO, U.S. Chamber of
		Commerce; former United States Secretary of
		Education, United States Department of Education

Steadman Upham, Ph.D., 63	2010	President Emeritus and University Professor,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

William H. Baribault, 67	58	None

James G. Ellis, 65	62	Quiksilver, Inc.

Leonard R. Fuller, 66	62	None

W. Scott Hedrick, 67	58	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 66	64	JPMorgan Value Opportunities Fund, Inc.;
Chairman of the Board		The Swiss Helvetia Fund Inc.
(Independent and Non-Executive)

Merit E. Janow, 54	61	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 57	58	None

Frank M. Sanchez, 68	58	None

Margaret Spellings, 54	61	None

Steadman Upham, Ph.D., 63	61	None

Lee A. Ault III and Martin Fenton, trustees of the fund since 2010, have retired from the board. The trustees thank Mr. Ault and Mr. Fenton for their dedication and service to the fund.

“Interested” trustee5
Year first
elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Karl J. Zeile, 45	2010	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Vice
President, Capital Guardian Trust Company6

“Interested” trustee5
Number of
portfolios in
fund complex3
Name, age and	overseen
position with fund	by trustee	Other directorships4 held by trustee

Karl J. Zeile, 45	6	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 24 for footnotes.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Brenda S. Ellerin, 49	2010	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company

Kristine M. Nishiyama, 42	2010	Senior Vice President and Senior Counsel — Fund
Senior Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel — Capital Bank and Trust Company6

Jerome H. Solomon, 49	2011	Vice President — Fixed Income, Capital Research
Vice President		Company6

Courtney R. Taylor, 37	2010	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and
		Management Company

Karl C. Grauman, 44	2010	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 48	2010	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Brian C. Janssen, 40	2012	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Dori Laskin, 61	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Tax-Exempt Fund of New York files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Tax-Exempt Fund of New York, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1As of 12/31/11.
2Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•American Funds Target Date Retirement Series®

•American Funds College Target Date SeriesSM

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-941-0912P

Litho in USA CGD/LPT/10167-S32225

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$20,000
2012	$31,000

b) Audit-Related Fees:
2011	None
2012	None

c) Tax Fees:
2011	$3,000
2012	$5,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	None
2012	None

c) Tax Fees:
2011	$14,000
2012	$45,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $18,000 for fiscal year 2011 and $52,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS TAX-EXEMPT FUND OF NEW YORK

By /s/ Karl J. Zeile
Karl J. Zeile, President and Principal Executive Officer

Date: September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Karl J. Zeile
Karl J. Zeile, President and Principal Executive Officer

Date: September 28, 2012

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: September 28, 2012